SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	August 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC1)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-44593  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On August 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated August 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated August 25, 1998.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                08/25/98


               Beginning                                         Ending
               Certificate    Principal    Interest      RealizedCertificate
ClassCusip     Balance*       Distribution Distribution  Losses  Balance
A    79548KYN2 224,779,972.15 4,475,722.42  1,067,650.23    0.00 220,304,249.73
M-1  79548KYP7  29,250,000.00         0.00    143,878.52    0.00  29,250,000.00
M-2  79548KYQ5  37,375,000.00         0.00    189,866.30    0.00  37,375,000.00
M-3  79548KYR3  12,187,000.00         0.00     67,800.77    0.00  12,187,000.00
CE          NA   6,500,700.00         0.00    904,422.45    0.00   6,500,700.00
R-III79548KYU6           0.00         0.00          0.00    0.00           0.00
Total          310,092,672.15 4,475,722.42  2,373,618.27    0.00 305,616,949.73



           AMOUNTS PER $1,000 UNIT                         PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate   RealizedPass-Through
ClassDistribution DistributionDistribution Balance       Losses  Interest Rate
A    18.673196       4.454352    23.127548    919.133077 0.00000        5.89625%
M-1     0.0000       4.918924     4.918924    1000.00000 0.00000        6.10625%
M-2     0.0000       5.080035     5.080035    1000.00000 0.00000        6.30625%
M-3     0.0000       5.563368     5.563368    1000.00000 0.00000        6.90625%
CE      0.0000     139.126932   139.126932    1000.00000 0.00000        3.29551%
R-III   0.0000       0.000000     0.000000       0.00000 0.00000        5.89625%


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  129,205.19
TRUSTEE FEES                                    2,584.11

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance   511,015.43
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     25-Aug-98
               Stated Principal Balance of Mortgage Loans        305,616,949.72
               Stated Principal Balance of REO Properties                  0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            2,622
               Aggregate Principal Balance as of the Due Date    305,616,949.72
               Weighted Average Remaining Term to Maturity                  353
               Weighted Average Mortgage Rate                           9.49102%
               Number of Subsequent Loans                                     0
               Balance of Subsequent Loans                                 0.00

                                           Unpaid                Stated
Section 4.02 (vii.)                        Principal             Principal
DELINQUENCY INFORMATION                    Balance       Number  Balance
30-59 days delinquent                       5,733,137.93      51   5,723,104.32
60-89 days delinquent                         408,053.55       4     407,425.64
90 or more days delinquent                    335,027.75       4     334,398.74
Foreclosure proceedings have commenced 10,742,739.81 103 10,721,530.13 *Note: In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid        Stated
                                           Principal     Principal
                              Loan Number  Balance       Balance


Section 4.02 (ix.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments              172,117.13
                                           Payments in Full        4,132,844.45

               Prepayment Charges                                     52,828.52
               REO Principal Amortization                                  0.00

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A           0.919133
                              Class M-1         1.000000
                              Class M-2         1.000000
                              Class M-3         1.000000
                              Class CE          0.940360

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS







                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest      RealizedInterest
               Amount         Amount       Shortfalls    Losses  Shortfalls
     A           1,067,650.23         0.00          0.00    0.00           0.00
     M-1           143,878.52         0.00          0.00    0.00           0.00
     M-2           189,866.30         0.00          0.00    0.00           0.00
     M-3            67,800.77         0.00          0.00    0.00           0.00
     CE            904,422.45           NA          0.00    0.00           0.00
     TOTAL       2,373,618.27         0.00          0.00    0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    9,750,000.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                4,417,585.68

Section 4.02 (xix.)           Required Overcollateralized Amount   6,500,700.00
                              Credit Enhancement Percentage            27.91491%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                  5.89625%5.88844%
                              M-1                6.10625%6.09844%
                              M-2                6.30625%6.29844%
                              M-3                6.90625%6.89844%
                              CE                 3.29551%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                            0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         851,593.93

               Delinquency Percentage                                   3.75089%

               Stepdown Date Occurrence                  NO
               Trigger Event Occurrence                  NO





SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	August 31, 1998